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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 1997


                         LEXINGTON PRECISION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


               0-3252                                22-1830121
        (COMMISSION FILE NO.)                     (I.R.S. EMPLOYER
                                                 IDENTIFICATION NO.)


 767 THIRD AVENUE, NEW YORK, NEW YORK                   10017
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


                                 (212) 319-4657
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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Item 5.    Other Events.
           -------------

           On March 11, 1997, Lexington Precision Corporation (the "Company") issued the press release attached hereto as Exhibit 99-1, which is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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           (c)   Exhibits.

           The following Exhibit is filed herewith:

                 Exhibit
                 -------
                 Number                                  Exhibit
                 -------                                 -------
                   99-1                      Press Release of the Company dated
                                             March 11, 1997


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                                  SIGNATURE
                                  ---------
                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             LEXINGTON PRECISION CORPORATION


DATED: March 11, 1997                      By:  /s/ Dennis J. Welhouse
                                                ------------------------
                                                      Dennis J. Welhouse
                                                      Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              EXHIBIT                         LOCATION
---------                           -------                         --------

  99-1         Press Release of the Company dated March 11, 1997     Page 5






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